                         ANCHOR BANCORP WISCONSIN INC.
                        SPECIAL MEETING OF SHAREHOLDERS
                                  JUNE 7, 1999

REVOCABLE PROXY

     THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF ANCHOR BANCORP WISCONSIN INC. ("ANCHOR") FOR USE AT ITS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 7, 1999, AND AT ANY ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING.

     By signing on the reverse side and returning this proxy, you are acknowledging that you have received a Joint Proxy Statement/Prospectus including a Notice of Special Meeting dated April 29, 1999, relating to the special meeting of the shareholders of Anchor to be held on June 7, 1999, at 2:00 p.m., local time, at the Crowne Plaza - Madison, 4402 East Washington Avenue, Madison, Wisconsin. You are also appointing Anchor's Board of Directors or any successors thereto as proxies with full power of substitution, to represent you at the special meeting, and at any adjournment or postponement of the special meeting, and to vote on your behalf all the shares of Anchor common stock that you held of record on April 21, 1999, in accordance with the instructions you provide on the reverse side of this card.

     Your shares will be voted as directed on the reverse side of this card. However, if you do not check any of the boxes in Proposal No. 1, the proxies will vote your shares "FOR" approval of the merger agreement and the merger contemplated thereby as described in Proposal No. 1, and will vote in their discretion upon any other matters that may be presented at the special meeting (except that, if you check "AGAINST" in Proposal No. 1, they will not vote your shares in favor of an adjournment to solicit further proxies). You may revoke this proxy at any time prior to the special meeting by filing a written notice of revocation with Anchor's Secretary, by delivering a duly executed proxy bearing a later date to Anchor, or by attending the special meeting and voting in person.

      ANCHOR'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL
             OF THE MERGER AGREEMENT AND THE MERGER AS DESCRIBED IN
                  PROPOSAL 1 ON THE REVERSE SIDE OF THIS CARD.

                          (CONTINUED ON REVERSE SIDE)

             PLEASE MARK, SIGN, DATE, THE REVERSE SIDE OF THIS CARD
       DETACH HERE AND RETURN THE TOP PORTION USING THE ENVELOPE PROVIDED
-------------------------------------------------------------------------------

                         ANCHOR BANCORP WISCONSIN INC.
                        SPECIAL MEETING OF SHAREHOLDERS
                                  JUNE 7, 1999

1.   PROPOSAL to approve the Agreement and Plan of Merger dated January 5, 1999      [ ] FOR           [ ] ABSTAIN       [ ] AGAINST
     between Anchor and FCB Financial Corp. and to approve the merger of FCB
     Financial Corp. with and into Anchor, including the issuance of up to
     7,449,974 shares of Anchor common stock in connection with the merger, as more fully described in the Joint Proxy Statement/Prospectus.

2. The proxies named above are authorized to vote upon any other matters that may be presented at the special meeting in their discretion.



                                                    DATE                                           NO. OF SHARES
                                                        ------------------------   -------------------------------------------------

IF YOUR NAME OR ADDRESS HAS CHANGED, PLEASE CHECK
THE APPROPRIATE BOX AND INDICATE CHANGES BELOW.
[ ] NAME CHANGE?    [ ] ADDRESS CHANGE?                                            -------------------------------------------------
                                                                                   PLEASE SIGN IN BOX
                                                                                   Please sign your name exactly as it appears on
                                                                                   this proxy.  When signing in a representative
                                                                                   capacity, please give title.  If shares are held
                                                                                   in two or more names, each person named must
                                                                                   sign.  A proxy on behalf of a corporation should
                                                                                   be signed in its name by a duly authorized
                                                                                   officer.





             PLEASE MARK, SIGN, DATE, AND RETURN THIS CARD PROMPTLY
       DETACH HERE AND RETURN THE TOP PORTION USING THE ENVELOPE PROVIDED
-------------------------------------------------------------------------------














                         ANCHOR BANCORP WISCONSIN INC.
                        SPECIAL MEETING OF SHAREHOLDERS
                                  JUNE 7, 1999
                                   2:00 P.M.
                             CROWNE PLAZA - MADISON
                          4402 EAST WASHINGTON AVENUE
                               MADISON, WISCONSIN

                         ANCHOR BANCORP WISCONSIN INC.
                        SPECIAL MEETING OF SHAREHOLDERS
                                  JUNE 7, 1999


     YOUR VOTE IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF ANCHOR BANCORP WISCONSIN INC. ("ANCHOR") FOR USE AT ITS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 7, 1999, AND AT ANY ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING.

     By signing on the reverse side and returning this proxy, you are acknowledging that you have received a Joint Proxy Statement/Prospectus, including a Notice of Special Meeting, dated April 29, 1999, relating to the special meeting of the shareholders of Anchor to be held on June 7, 1999. You are also appointing Old Kent Bank, who is the trustee for the Anchor Bank, S.S.B. Retirement Plan ("Retirement Plan"), to represent you at the special meeting, and at any adjournment of postponement of the special meeting, and to vote on your behalf all the shares of Anchor common stock that were allocated to your Retirement Plan account as April 21, 1999, in accordance with the instructions you provide on the reverse side.

     The shares allocated to your account will be voted as directed on the reverse side. However, if you do not check any of the boxes in Proposal No. 1 below, the trustee will vote your shares "FOR" approval of the merger agreement and the merger contemplated thereby as described in Proposal No. 1, and will vote in its discretion upon any other matters that may be presented at the special meeting (except that, if you check "AGAINST" in Proposal No. 1, it will not vote your shares in favor of an adjournment to solicit further proxies). These instructions may be revoked up to 5 days prior to the special meeting; please contact the administrator of the Retirement Plan for instructions on how to do so.




   ANCHOR'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE
       MERGER AGREEMENT AND THE MERGER AS DESCRIBED IN PROPOSAL 1 ON THE
                           REVERSE SIDE OF THIS CARD.

                          (CONTINUED ON REVERSE SIDE)

             PLEASE MARK, SIGN, DATE THE REVERSE SIDE OF THIS CARD
       DETACH HERE AND RETURN THE TOP PORTION USING THE ENVELOPE PROVIDED

--------------------------------------------------------------------------------

                                     401(k)
                         ANCHOR BANCORP WISCONSIN INC.
                        SPECIAL MEETING OF SHAREHOLDERS
                                  JUNE 7, 1999


1. PROPOSAL to approve the Agreement and Plan of Merger dated January 5, 1999        [ ]FOR        [ ]ABSTAIN        [ ]AGAINST
   between Anchor and FCB Financial Corp. and to approve the merger of FCB
   Financial Corp. with and into Anchor, including the issuance of up to
   7,449,974 shares of Anchor common stock in connection with the merger, as more fully described in the Joint Proxy Statement/Prospectus.

2. The trustee is authorized to vote upon any other matters that may be presented at the special meeting in its discretion.




                                                      DATE_________________                      NO OF SHARES
                                                                                    ________________________________________________

IF YOUR NAME OR ADDRESS HAS CHANGED, PLEASE CHECK
THE APPROPRIATE BOX AND INDICATE CHANGES BELOW.
[ ] NAME CHANGE?   [ ] ADDRESS CHANGE?                                              ________________________________________________

                                                                                    PLEASE SIGN IN BOX
                                                                                    Please sign your name exactly as it appears on
                                                                                    this voting instruction card.






             PLEASE MARK, SIGN, DATE, AND RETURN THIS CARD PROMPTLY
       DETACH HERE AND RETURN THE TOP PORTION USING THE ENVELOPE PROVIDED
--------------------------------------------------------------------------------









                         ANCHOR BANCORP WISCONSIN INC.
                        SPECIAL MEETING OF SHAREHOLDERS
                                  JUNE 7, 1999
                                   2:00 P.M.
                             CROWNE PLAZA - MADISON
                          4402 EAST WASHINGTON AVENUE
                               MADISON, WISCONSIN

                         ANCHOR BANCORP WISCONSIN INC.
                        SPECIAL MEETING OF SHAREHOLDERS
                                  JUNE 7, 1999



    YOUR VOTE IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF ANCHOR BANCORP WISCONSIN INC. (THE "COMPANY") FOR USE AT ITS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 7, 1999, AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

    By signing on the reverse side and returning this proxy, you are acknowledging that you have received a Joint Proxy Statement/Prospectus, including a Notice of Special Meeting dated April 29, 1999, relating to the special meeting of the shareholders of Anchor to be held on June 7, 1999. You are also appointing the trustees of the Anchor's Employee Stock Ownership Plan ("ESOP") to represent you at the special meeting and to vote the shares of Anchor common stock allocated to your ESOP account as of April 21, 1999, in accordance with the instructions you provide in the reverse side of this card.

    The shares allocated to your account will be voted as directed on the reverse side of this card. However, if you do not check any of the boxes in Proposal No. 1, the trustees will vote your shares "FOR" approval of the merger agreement and the merger contemplated thereby as described in Proposal No. 1, and will vote in their discretion upon any other matters that may be presented at the special meeting(except that, if you check "AGAINST" in Proposal No. 1, they will not vote your shares in favor of an adjournment to solicit further proxies). If no direction is indicated within 3 business days prior to the special meeting, your shares will be voted by the trustees on Proposal No. 1 in the same proportion as the allocated shares under the ESOP that have provided instructions, and upon any other matters that may be presented at the special meeting in their discretion. These instructions may be revoked up to 5 days prior to the special meeting; please contact the administrator of the ESOP for instructions on how to do so.


   ANCHOR'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE
       MERGER AGREEMENT AND THE MERGER AS DESCRIBED IN PROPOSAL 1 ON THE
                           REVERSE SIDE OF THIS CARD.

                          (CONTINUED ON REVERSE SIDE)

              PLEASE MARK, SIGN, DATE THE REVERSE SIDE OF THIS CARD DETACH HERE AND RETURN THE TOP PORTION USING THE ENVELOPE PROVIDED

--------------------------------------------------------------------------------

                                      ESOP
                         ANCHOR BANCORP WISCONSIN INC.
                        SPECIAL MEETING OF SHAREHOLDERS
                                  JUNE 7, 1999


1. PROPOSAL to approve the Agreement and Plan of Merger dated January 5, 1999        [ ]FOR        [ ]ABSTAIN        [ ]AGAINST
   between Anchor and FCB Financial Corp. and to approve the merger of FCB
   Financial Corp. with and into Anchor, including the issuance of up to
   7,449,974 shares of Anchor common stock in connection with the merger, as more fully described in the Joint Proxy Statement/Prospectus.

2. The trustees are authorized to vote upon any other matters that may be presented at the special meeting in their discretion.




                                                      DATE_________________                      NO OF SHARES
                                                                                    ________________________________________________

IF YOUR NAME OR ADDRESS HAS CHANGED, PLEASE CHECK
THE APPROPRIATE BOX AND INDICATE CHANGES BELOW.
[ ] NAME CHANGE?   [ ] ADDRESS CHANGE?                                              ________________________________________________

                                                                                    PLEASE SIGN IN BOX
                                                                                    Please sign your name exactly as it appears on
                                                                                    this voting instruction card.






             PLEASE MARK, SIGN, DATE, AND RETURN THIS CARD PROMPTLY
       DETACH HERE AND RETURN THE TOP PORTION USING THE ENVELOPE PROVIDED
--------------------------------------------------------------------------------









                         ANCHOR BANCORP WISCONSIN INC.
                        SPECIAL MEETING OF SHAREHOLDERS
                                  JUNE 7, 1999
                                   2:00 P.M.
                             CROWNE PLAZA - MADISON
                          4402 EAST WASHINGTON AVENUE
                               MADISON, WISCONSIN

                         ANCHOR BANCORP WISCONSIN INC.
                        SPECIAL MEETING OF SHAREHOLDERS
                                  JUNE 7, 1999


     YOUR VOTE IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF ANCHOR BANCORP WISCONSIN INC. ("ANCHOR") FOR USE AT ITS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 7, 1999, AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

     By signing below and returning this proxy you are acknowledging that you have received a Joint Proxy Statement/Prospectus, including a Notice of Special Meeting dated April 29, 1999, relating to the special meeting of the shareholders of Anchor to be held on June 7, 1999. You are also appointing the trustees of Anchor's Management Recognition Plans ("Recognition Plans"), to represent you at the special meeting, and at any adjournment or postponement of the special meeting, and to vote on your behalf all the shares of Anchor common stock granted to you pursuant to the Recognition Plans as of April 21, 1999, in accordance with the instructions you provide below.

     Your shares will be voted as directed below. However, if you do not check any of the boxes in Proposal No. 1 below, the trustees will vote your shares "FOR" approval of the merger agreement and the merger contemplated thereby as described in Proposal No. 1, and will vote in their discretion upon any other matters that may be presented at the special meeting (except that, if you check "AGAINST" in Proposal No. 1, they will not vote your shares in favor of an adjournment to solicit further proxies). These instructions may be revoked up to 5 days prior to the special meeting; please contact the administrator of the Recognition Plans for instructions on how to do so.



   ANCHOR'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE
         MERGER AGREEMENT AND THE MERGER DESCRIBED IN PROPOSAL 1 BELOW.




               _________________________________________________


                                      MRP
                         ANCHOR BANCORP WISCONSIN INC.
                        SPECIAL MEETING OF SHAREHOLDERS
                                  JUNE 7, 1999




1. PROPOSAL to approve the Agreement and Plan of Merger dated January 5, 1999 between Anchor and FCB Financial Corp. and to approve the merger of FCB Financial Corp. with and into Anchor, including the issuance of up to 7,449,974 shares of Anchor common stock in connection with the merger, as more fully described in the Joint Proxy Statement/Prospectus.


     [ ] FOR             [ ] ABSTAIN         [ ] AGAINST

2. The trustees are authorized to vote upon any other matters that may be presented at the special meeting in their discretion.









                              DATE:  ________________________________

                         SIGNATURE:  ___________________________________________